                                                                  EXHIBIT 10.6.1

                                    LOAN AGREEMENT


    THIS LOAN AGREEMENT (the "Agreement") is made and entered into as of the 22nd day of December, 1996, by and between TSW INTERNATIONAL, INC., a Georgia corporation ("Lender"), and CHRISTOPHER R. LANE ("Borrower").


                                 W I T N E S S E T H:


    WHEREAS, Borrower desires to borrow from Lender, and Lender has agreed to loan to Borrower, the sum of ONE HUNDRED THOUSAND AND NO/100 ENGLISH POUNDS (L100,000.00) upon the terms and conditions hereinafter set forth;

    NOW, THEREFORE, FOR AND IN CONSIDERATION of the premise, the mutual promises, covenants and agreements contained herein, and good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  I.  GENERAL TERMS

    SECTION 1.1 LOAN. Subject to the terms and conditions contained in this Agreement, Lender agrees to loan to Borrower One Hundred Thousand and No/100 English Pounds (L100,000.00) (the "Loan"). The Loan shall be evidenced by a Promissory Note from Borrower in the form of EXHIBIT "A" attached hereto and incorporated herein by reference (the "Note").

    SECTION 1.2    REPAYMENT OF PRINCIPAL; PREPAYMENTS.

    (a) REPAYMENT OF PRINCIPAL. The principal amount of the Loan shall, if not voluntarily or mandatorily prepaid sooner pursuant to the terms of subparagraphs (b) or (c) of this Section 1.2, be due and payable on April 30, 1999.

    (b) VOLUNTARY PREPAYMENTS. Borrower may, at any time and from time to time, without the consent of Lender and without paying any penalty or premium therefor, prepay all or any portion of the outstanding principal of the Loan; provided, however, that Borrower first pay any and all accrued and unpaid interest on the principal of the Loan.

    (c)  MANDATORY PREPAYMENTS.

         (i) SALE OF SHARES. Notwithstanding anything herein to the contrary, upon any sale or disposition of any of the "Option Shares" (as such term is defined in Section 1.4 hereof), any proceeds from such sale or disposition, net of any applicable United States,

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Georgia or United Kingdom taxes, shall be paid to Lender by Borrower first towards the payment of all accrued and unpaid interest of the Loan as of that time, and secondly, if all accrued and unpaid interest of the Loan as of that time has been paid, towards the payment of the outstanding principal balance of the Loan as of that time.

         (ii) GRANT OF BONUS. Notwithstanding anything contained herein to the contrary, upon any payment of a cash bonus or other similar form of cash compensation by the Lender (or an affiliate of the Lender) to the Borrower, the full amount of such cash bonus or other similar form of cash incentive compensation, net of any applicable United States, Georgia or United Kingdom taxes, shall be paid to Lender by Borrower first towards the payment of all accrued and unpaid interest of the Loan as of that time, and secondly, if all accrued and unpaid interest of the Loan as of that time has been paid, towards the payment of the outstanding principal balance of the Loan as of that time.

         (iii) CESSATION OF EMPLOYMENT. Notwithstanding anything contained herein to the contrary, upon the cessation of Borrower's employment with the Lender for any reason or for no reason, the outstanding principal balance of the Loan and all accrued and unpaid interest thereon shall be due and payable within ninety (90) days of the date of such cessation of employment.

    SECTION 1.3    APPLICABLE INTEREST RATE; PAYMENT TERMS.

    (a) INTEREST RATE. The outstanding principal balance of the Loan shall bear interest from the date of advance of the Loan at the rate of six percent (6%) per annum, expressed in simple interest terms and computed on a three hundred sixty-five (365)-day year.

    (b) PAYMENT DATES. Interest on the Loan shall be payable: (i) on April 30, 1997 and April 30, 1998 and (ii) at maturity of the Loan, whether by reason of acceleration, payment, prepayment or otherwise (the "Maturity Date"). Notwithstanding the foregoing, if Lender (or an affiliate of the Lender) does not pay Borrower a cash bonus or other similar form of cash incentive compensation sufficient to pay accrued and unpaid interest, Borrower may defer his unpaid interest on the Loan until the Maturity Date.

    SECTION 1.4 SECURITY FOR THE LOAN. Borrower's obligations and indebtedness to Lender under this Agreement and under the Note (collectively, the "Obligations") shall be secured at all times by that certain Collateral Assignment of even date herewith (the "Assignment") pursuant to which Borrower collaterally assigned and granted to Lender a first priority security interest in and to Borrower's rights (the "Option Shares") to purchase (i) eighty-eight thousand eight hundred and eighty-eight (88,888) shares of Lender's One Cent ($.01) par value common stock ("Common Stock") under that certain Stock Option Agreement dated as of August 17, 1994, by and between Borrower and Lender; (ii) eighty-one thousand four hundred and twelve (81,412) shares of Common Stock under that certain Stock Option Agreement, dated as of August 17, 1994, by and between Borrower and Lender; (iii) sixty thousand six hundred and thirty-four (60,634) shares of Common Stock under that certain

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Stock Option Agreement, dated as of May 4, 1995, by and between Borrower and
Lender; (iv) twenty-one thousand eight hundred and seventy-five (21,875) shares of Common Stock under that certain Stock Option Agreement, dated as of November 4, 1996, by and between Borrower and Lender; and (v) seventy-six thousand (76,000) shares of Common Stock under that certain Stock Option Agreement, dated as of December 11, 1996, by and between Borrower and Lender.

    SECTION 1.5 DISBURSEMENT OF LOAN; CLOSING. The closing shall be held on the date hereof at 3301 Windy Ridge Parkway, Atlanta, Georgia 30339. At closing, the Loan proceeds will be disbursed to Borrower. At closing, Borrower shall execute and deliver to Lender the Note and the Assignment, together with any other documents required or contemplated by the terms thereof, including, without limitation, such documents as Lender may reasonably request in order to create, perfect or maintain a security interest in the Option Shares.

                   II.  REPRESENTATIONS AND WARRANTIES OF BORROWER

    Borrower hereby represents and warrants to Lender (which representations and warranties shall survive the delivery of the Note and the making of the
Loan) that:

    SECTION 2.1 INDIVIDUAL CAPACITY. Borrower has the power and capacity to execute, deliver and perform his obligations under this Agreement, the Note and the Assignment.

    SECTION 2.2 GOOD TITLE. Borrower is the lawful owner of full and marketable title to the Option Shares, and the Option Shares are free and clear from all liens, pledges, hypothecations, claims, security interests and encumbrances of any kind whatsoever.

                                   III.  COVENANTS

    SECTION 3.1 NOTICE OF DEFAULT. Borrower shall promptly notify Lender in writing upon the occurrence of any Event of Default hereunder.

    SECTION 3.2 FURTHER ASSURANCES. Borrower shall, from time to time hereafter, execute and deliver such additional instruments, certificates and documents, and take all such actions, as Lender shall reasonably request for the purpose of implementing or effectuating the provisions of this Agreement, the Note or the Assignment.

    SECTION 3.3 SALE AND LIENS. Borrower shall not, directly or indirectly, without the prior written consent of Lender: (i) exercise, transfer or assign any of the Option Shares or (ii) create, assume or permit to exist any lien, pledge, hypothecation, claim, security interest or encumbrance of any kind whatsoever on the Option Shares.


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                                     IV.  DEFAULT

    SECTION 4.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

    (a) Borrower's failure to make any payment of principal or interest when due under the Note or hereunder;

    (b)  a breach by Borrower of any provision of this Agreement;

    (c)  an "Event of Default" under the Assignment;

    (d) the entry of a decree or order for relief by a court having jurisdiction over Borrower in an involuntary case under federal bankruptcy law, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days;

    (e) the commencement by Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

    (f) Borrower becomes insolvent or admits in writing his inability to pay his debts as they mature.

    SECTION 4.2 REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, Lender may: (i) terminate all obligations of Lender to Borrower;
(ii) declare the Note, including, without limitation, the outstanding principal amount and all accrued interest thereon, to be immediately due and payable; (iii) exercise any and all of the rights and remedies available to a secured creditor under the Uniform Commercial Code or other applicable law; and (iv) pursue any remedy available to it under this Agreement, the Note or the Assignment, or available at law or in equity, all of which shall be cumulative. Notwithstanding anything to the contrary herein or in the Note or the Assignment, Lender hereby expressly agrees: (i) that Borrower shall be liable for the outstanding principal balance of the Loan only to the full extent of Borrower's interest in and to the Option Shares; and (ii) that Lender's remedies following a default in the payment of principal of the Loan shall be limited to the preservation, enforcement and foreclosure of Lender's security interests in the Option Shares. With respect to a default in the payment of any accrued interest on the principal of the Loan, Lender shall be entitled to seek and obtain all available remedies and damages, whether existing in law, in equity, hereunder or under the Note or the Assignment.

                                  V.  MISCELLANEOUS


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    SECTION 5.1  APPLICABLE LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

    SECTION 5.2 WAIVER. Neither the failure nor any delay on the part of any party in exercising any right, power, or privilege granted pursuant to this Agreement, the Note or the Assignment shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

    SECTION 5.3 CURRENCY. Payments made by Borrower to Lender pursuant to Sections 1.2 and 1.3 hereof may be made in English Pounds or an equivalent amount in United States Dollars.

    SECTION 5.4 MODIFICATION. No modification, amendment or waiver of any provision of this Agreement, the Note or the Assignment shall be effective unless in writing and signed by the party against whom enforcement of such modification, amendment or waiver is sought.

    SECTION 5.5 NOTICES. All notices and other communications required or authorized to be given under this Agreement shall be in writing and shall be deemed to have been given or submitted: (i) when delivered by hand; or (ii) three (3) days after the date deposited in the mail in registered or certified form, first class, postage prepaid, addressed to a party at the following address, or at such other address as each party may hereafter specify from time to time by notice to the other party.

    If to Borrower:          Christopher R. Lane
                             c/o TSW International, Inc.
                             3301 Windy Ridge Parkway
                             Atlanta, Georgia  30339

    If to Lender:            TSW International, Inc.
                             3301 Windy Ridge Parkway
                             Atlanta, Georgia  30339
                             Attention:  John Bartels

    SECTION 5.6 CAPTIONS. The captions of the Sections and other subdivisions of this Agreement are inserted only as a matter of convenience for the parties and shall have no effect on the meaning of the provisions hereof.

    SECTION 5.7 ENTIRETY OF AGREEMENT. This Agreement comprises the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, covenants, conditions or undertakings, oral or written, express or implied, between the parties concerning such subject matter that are not merged herein or superseded hereby, other than the Note and the Assignment.


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    SECTION 5.8  SEVERABILITY.  If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been included.

    SECTION 5.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement; and any signature page from any such counterpart or any electronic facsimile thereof may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

    IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Agreement under seal as of the day and year first above written.

                                       "Borrower"


                                        /s/ Christopher R. Lane (SEAL)
                                       -------------------------------
                                       Christopher R. Lane



                                       "Lender"

                                       TSW INTERNATIONAL, INC.


                                       By: /s/ John Bartels
                                          ---------------------------
                                        Its:  CFO
                                             ------------------------

                                               [CORPORATE SEAL]


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                                     EXHIBIT "A"

                                   PROMISSORY NOTE

L100,000.00                                                    December 22, 1996
                                                                Atlanta, Georgia

    FOR VALUE RECEIVED, on or before April 30, 1999 (the "Maturity Date"), the undersigned, CHRISTOPHER R. LANE ("Obligor"), promises to pay to the order of TSW INTERNATIONAL, INC., a Georgia corporation (together with any subsequent holder or transferee hereof, "Holder"), at 3301 Windy Ridge Parkway, Atlanta, Georgia, or at such other place as Holder may from time to time designate in writing, the principal sum of ONE HUNDRED THOUSAND AND NO/100 ENGLISH POUNDS (L100,000.00), together with accrued interest on so much thereof as from time to time shall be outstanding and unpaid, accruing on and after the date hereof at the rate of six percent (6%) per annum, expressed in simple interest terms and computed on a three hundred sixty-five
(365)-day year.

    Interest payments hereunder shall be due and payable: (i) on April 30, 1997 and April 30, 1998 and (ii) at maturity of the Loan, whether by reason of acceleration, payment, prepayment or otherwise, as provided in Section 1.3(b) of that certain Loan Agreement of even date herewith by and between Obligor and Holder (the "Loan Agreement"). Notwithstanding anything to the contrary herein or in the Loan Agreement, the outstanding principal balance hereof and all accrued interest thereon must be paid in full no later than the Maturity Date.

    Obligor may be required to prepay the outstanding principal balance hereof, together with all accrued interest thereon, in accordance with the terms and conditions set forth in Section 1.2(c) of the Loan Agreement. Obligor shall also be entitled, at any time and from time to time, without the consent of Holder and without paying any penalty or premium therefor, to prepay all or any portion of the outstanding principal balance hereof, together with all accrued interest thereon.

    As collateral security for its payment obligations hereunder and under the Loan Agreement, Obligor has assigned his rights to purchase (i) eighty-eight thousand eight hundred and eighty-eight (88,888) shares of Holder's One Cent ($.01) par value common stock ("Common Stock") under that certain Stock Option Agreement dated as of August 17, 1994, by and between Obligor and Holder; (ii) eighty-one thousand four hundred and twelve (81,412) shares of Common Stock under that certain Stock Option Agreement, dated as of August 17, 1994, by and between Obligor and Holder; (iii) sixty thousand six hundred and thirty-four (60,634) shares of Common Stock under that certain Stock Option Agreement, dated as of May 4, 1995, by and between Obligor and Holder; (iv) twenty-one thousand eight hundred and seventy-five (21,875) shares of Common Stock under that certain Stock Option Agreement, dated as of November 4, 1996 by and between Obligor and Holder, and (v) seventy-six thousand (76,000) shares of Common Stock under that certain Stock Option Agreement, dated as of December 11, 1996, by and between Obligor and Holder, pursuant to that Collateral Assignment of even date herewith by and between Obligor and Holder, which is incorporated herein by reference (the "Assignment").

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    Upon the occurrence of an "Event of Default" under the Loan Agreement or the Assignment, (i) Holder shall have the right to declare the entire outstanding principal balance hereof and all accrued interest thereon to be immediately due and payable; and (ii) Holder shall be entitled to seek and obtain all available remedies and damages, whether existing in law, in equity, hereunder or under the Loan Agreement or the Assignment.

    No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note. Waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

    This Note shall be governed by and construed in accordance with the laws of the State of Georgia and shall be binding upon Obligor, and inure to the benefit of Holder, and their permitted heirs, successors and assignees.

    Time is of the essence in the payment and performance of this Note. Obligor waives presentment, demand for payment, notice of dishonor, notice of protest, protest, and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the day and year first above written.


                                       "Obligor"


                                                                     (SEAL)
                                       ------------------------------
                                       Christopher R. Lane


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